HOTCHKIS AND WILEY FUNDS

Hotchkis & Wiley Large Cap Disciplined Value Fund
Hotchkis & Wiley Large Cap Fundamental Value Fund
Hotchkis & Wiley Mid-Cap Value Fund
Hotchkis & Wiley Small Cap Value Fund
Hotchkis & Wiley Small Cap Diversified Value Fund
Hotchkis & Wiley Global Value Fund
Hotchkis & Wiley International Value Fund
Hotchkis & Wiley International Small Cap Diversified Value Fund
Hotchkis & Wiley SMID Cap Diversified Value Fund
(each a “Fund”)
Supplement dated May 1, 2026 to the
Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”)
dated August 29, 2025, as supplemented

The Board of Trustees of Hotchkis and Wiley Funds has approved a new non-fundamental investment policy for each Fund in connection with amendments adopted by the Securities and Exchange Commission to Rule 35d-1 under the Investment Company Act of 1940, as amended.

Effective July 1, 2026, the following disclosure will be added to each Fund’s Prospectus under the “Principal Investment Strategy” section:

The Fund will normally invest at least 80% of assets in securities of value companies. Value companies are companies the Advisor believes are undervalued in the marketplace. The Advisor considers traditional and other measures of value, such as (1) whether the company is included in a third-party value benchmark; (2) whether the company falls below the relevant equity market index average for any “value” metric, such as price-to-earnings ratio; price-to-book value ratio; price-to-cash flow ratio; price-to-sales ratio; or enterprise value-to-EBIT, among others; or (3) in the judgment of the portfolio managers, the company otherwise exhibits characteristics consistent with value companies, even if it does not meet one of the specific value criteria described above.

Please retain this supplement for future reference.